SUMMARY Prospectus May 20, 2026
T. ROWE PRICE
TPUT	Capital Appreciation Market Opportunities ETF

Principal U.S. Listing Exchange: NYSE Arca, Inc. Exchange-traded fund (ETF) shares are not individually redeemable.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 20, 2026, as amended or supplemented, and Statement of Additional Information, dated May 20, 2026, as amended or supplemented.

Summary	1

Investment Objective(s)

The fund seeks current income while maintaining the potential for capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.25%

Other expenses	—

Total annual fund operating expenses	0.25

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s fees and expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$26	$80

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund commenced operations on or following the date of this prospectus, there is no portfolio turnover information provided for the fund.

Investments, Risks, and Performance

Principal Investment Strategies

The fund is designed to earn income while maintaining the ability to invest in equity markets opportunistically. In pursuing the fund’s objective, the fund employs an options-based strategy, equity strategy, or strategic combination of the two strategies based on a statistical analysis of the equity markets.

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During periods of low volatility of the equity market, the fund normally holds treasury securities, money market funds, and cash equivalents to generate income and act as collateral for the fund’s disciplined options-based strategy. The use of options is designed to generate additional income (such as from collecting premiums) for distribution to shareholders. The options, when exercised in cash, allows the fund to opportunistically invest in equities or ETFs. Specifically, the fund writes (i.e., sells) put options on an ETF or index representing the performance of companies with large market capitalizations, such as options on the SPDR S&P 500 ETF Trust (“SPY”) or options on the S&P 500 Index. The fund will generally write “out-of-the-money” equity options, which means that the underlying equity market price when the options are written are higher than the strike price. As the seller of put options, the fund collects a premium and has an obligation to pay the value of the index at a set strike price, if the index falls below that price prior to the expiration date. When put options are written against an ETF, the fund will receive shares of that ETF as settlement. If written against an index (e.g., S&P 500 Index) then settlement will be in cash which is then invested into the equity market.

The fund may write multiple put options simultaneously, generally with laddered expiration dates of less than twelve months. For example, the fund will sell multiple options on the same underlying security at different expiration dates (typically 30-45 days apart) and strikes creating a rolling calendar where positions mature sequentially rather than all at once, generating consistent income across multiple time cycles. The laddering of options also allows diversification of strike points and therefore possible entry points in the equity market.

The fund generally writes cash-secured put options using its reserve cash or cash equivalents. While the fund intends to write only covered puts, it may from time to time temporarily write puts on instruments to which it has no exposure (naked puts).

The fund may buy or sell listed (exchange-traded) or OTC options on securities, indexes, and other instruments, with exchange-traded options featuring standardized strikes/expirations and margin requirements guaranteed by exchanges/clearing corporations, and OTC options with flexible negotiated terms. It may write or purchase American-style (exercisable anytime before expiration) and European-style (exercisable only at expiration) options, including potentially FLEX options for customized terms on exchanges.

During periods of higher volatility of the equity market, the fund employs an equity strategy to gain exposure to the equity markets. While the fund may hold equities of any market capitalization as part of the equity strategy, the fund typically holds shares of one or more large-cap equity, U.S. ETF, such as SPY, or common stock of large-cap, domestic companies. The fund generally considers large-cap companies to be those included in a widely recognized index, such as the S&P 500, the MSCI USA Large Cap Index, or other index.

The fund’s portfolio is typically constructed in a “bottom up” manner, an approach that focuses more on evaluations of individual stocks than on analysis of overall economic trends and market cycles. In selecting stocks, the adviser evaluates a number of characteristics about the companies, such as management, risk-adjusted return potential, market position, and/or stock valuation.

At any time, depending on the adviser’s market analysis, the fund’s portfolio could hold any amount of the portfolio in short-duration fixed income instruments with the options overlay and/or SPY shares or other equity holdings. The fund’s volatility may range from low to moderately high at any given time.

Summary	3

The fund is nondiversified, which means it may invest a greater percentage of its assets in a particular issuer than is permissible for a diversified fund.

The fund may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in unfavorable or uncertain market conditions, are summarized as follows:

Fixed income markets: Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Interest rates: A decline in interest rates may lower the fund’s yield, or a rise in the overall level of interest rates may cause a decline in the prices of fixed income securities held by the fund. The fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This is a disadvantage when interest rates are falling because the fund would have to reinvest proceeds of maturing securities at lower interest rates. During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield. An elevated inflation environment may heighten risks associated with rising interest rates.

Derivatives: The use of derivatives exposes the fund to additional volatility and potential losses and the fund may not achieve the purpose of using the derivative. A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the reference or assets on which the derivative is based, including liquidity risk, valuation risk, correlation risk, market risk, interest rate risk, leverage risk, counterparty and credit risk, operational risk, management risk, legal risk, and regulatory risk. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives also expose the fund to settlement risk, such as if the fund is required to acquire, buy, or sell the underlying reference or asset at an undesirable price, has challenges with offsetting transactions, or risks associated with cash settlement. Certain derivatives are also subject to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations. The use of derivatives includes the risk of potential operational issues. Derivatives are exposed to legal risks, such as the legality or enforceability of a contract. The adviser may not be able to accurately predict the direction of prices, economic factors, or other associated risks which could cause loss in value or impair the fund’s efforts to reduce overall volatility. New regulations may make derivatives more costly, limit availability, or otherwise affect their value or performance.

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Written put options: Writing put options on a security or index involves the risk that the fund may be required to buy the underlying security or index (or settle in cash an amount of equal value) at a disadvantageous price or above the market price of such underlying security or index, at the time the option is exercised, resulting in a loss on exercise equal to the amount by which the market price of the underlying security or index is below the exercise price minus the premium received. When the fund writes put options on a stock index, the value of those options will decline when the value of that index declines. The value of an index depends on the value of the equity securities in the index. The fund will also incur a form of economic leverage through its use of put options, which will increase the volatility of the fund’s returns and may increase the risk of loss to the fund. If there is a broad market decline and the fund is not able to close out its written put options, it may result in substantial losses to the fund.

The fund’s use of an options strategy to generate income may reduce the fund’s ability to participate in gains in the value of the underlying securities or instruments above the exercise price of the options. As a result, the strategy may cause the fund to underperform funds that do not use a similar strategy in periods when the underlying securities or markets are rising. In addition, the premiums received from writing options may be less than the amount of income or appreciation the fund would have realized if it had not written the options. The fund’s ability to generate income from its options strategy will depend on market conditions and the availability of suitable option transactions, and there can be no assurance that the strategy will be successful or that it will produce a particular level of income or distributions.

Investments in other investment companies: The fund is subject to the risks of the performance and execution of the investment programs of its underlying funds. The fund does not control the investments, investment program, or investment policies of the underlying funds. As a result, the underlying funds may implement their investment strategies in a manner not anticipated by the fund causing the fund to reduce or eliminate its investment. Poor security selection by an underlying fund could cause the value of the underlying fund to decrease, which in turn could cause the fund to underperform.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including geopolitical developments (such as trade and tariff arrangements, sanctions, and cybersecurity attacks), recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Summary	5

Portfolio turnover: High portfolio turnover may adversely affect the fund’s performance and increase transaction costs, which could increase the fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared with a fund with less active trading policies, which could have an adverse tax impact if the fund’s shares are held in a taxable account.

Nondiversification: As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

Stock investing: Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Authorized Participant: Only Authorized Participants may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that may act as Authorized Participants. Authorized Participants have no obligation to submit creation or redemption orders, and there is no assurance that Authorized Participants will establish or maintain an active trading market for shares. To the extent an Authorized Participant cannot or will not engage in creation and redemption transactions, shares may be more likely to trade at a premium or discount to the fund’s NAV and to face trading halts and/or delisting. If the fund effects its creations or redemptions at least partially or fully for cash, rather than in-kind securities, the fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions.

ETF shares trading: Shares of the fund are listed for trading on a national securities exchange and are bought and sold in the secondary market at market prices. The market prices of shares are expected to fluctuate in response to changes in the fund’s NAV, the value of the fund’s holdings, and supply and demand for shares. Disruptions to creations and redemptions, significant market volatility, potential lack of an active trading market for the shares (including through a trading halt), or other factors may widen bid-ask spreads and result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the value of the fund’s holdings. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

New fund: Because the fund is new, it may have more limited operating history, fewer shareholders, and less assets than funds that have been in existence for longer periods. It may be more difficult to evaluate the investment program and portfolio manager of a fund with a limited performance track record. Due to the fund’s size, large shareholder purchases or redemptions could require the fund to buy or sell holdings at unfavorable times or maintain greater cash reserves than desired, create tax implications for the fund and its shareholders, and make it difficult to invest fully in accordance with the fund’s investment program.

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Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

Because the fund commenced operations on or following the date of this prospectus, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Current performance information will be available through troweprice.com after the fund has incepted.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price Investment Management, Inc. (Price Investment Management)

Name	Title	Managed Fund Since	Joined Investment Adviser
David Giroux	Portfolio Manager and Cochair of Investment Advisory Committee	2026	1998
Farris Shuggi	Portfolio Manager and Cochair of Investment Advisory Committee	2026	2008
Kevin Klassen	Co-Portfolio Manager	2026	2019
Justin Olsen	Co-Portfolio Manager	2026	2014
Vivek Rajeswaran	Co-Portfolio Manager	2026	2012
Mike Signore*	Co-Portfolio Manager	2026	2015
Brian Solomon	Co-Portfolio Manager	2026	2015

*	Mr. Signore was with T. Rowe Price from 2015 to 2018 and returned in 2020.

Purchase and Sale of Fund Shares

The fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of 50,000 shares (each, a “Creation Unit”). Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash.

Summary	7

Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the shares will trade at market prices rather than at NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). All purchases and sales are made pursuant to this prospectus. Please refer to the fund’s website for additional information (troweprice.com).

Tax Information

The fund declares dividends, if any, and pays them monthly. A distribution may consist of ordinary dividends, capital gains, and return of capital. Sales of fund shares and distributions by the fund generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), T. Rowe Price and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231	ETF1310-045 5/20/26